                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report:  July 31, 1995
                                         -------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



         1-6157                                          36-1208070
         ------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)



500 West Monroe Street, Chicago, Illinois                   60661
- - -----------------------------------------                   -----
 (Address of principal executive offices)                 (Zip Code)


                                (312) 441-7000
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             (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS
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On July 28, 1995, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ending June 30, 1995. A copy of the press release is attached.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
- - -------    ---------------------------------

(c)  Exhibits

99 Heller Financial, Inc. - Report of Net Income for the quarter ending June 30, 1995, dated July 28, 1995



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 31, 1995
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                              HELLER FINANCIAL, INC.



                              By:
                                     -----------------------------
                                     Richard J. Almeida
                              Title: Executive Vice President and
                                     Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit                                                        Sequentially
Number                                                         Numbered Pages
- - ------                                                         --------------
99        Heller Financial, Inc. - Report of Net Income            4 - 7
          for the quarter ending June 30, 1995, dated
          July 28, 1995